UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 20, 2006

Veritas DGC Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7427	76-0343152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

10300 Town Park Drive
Houston, Texas	77072
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 351-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events

On November 20, 2006, the registrant issued a press release announcing that the Committee on Foreign Investment in the United States (“CFIUS”) has concluded its review relating to the previously announced merger agreement whereby Compagnie Générale de Géophysique will acquire the registrant.  A copy of the press release is attached as Exhibit 99.1.

Exhibit 99.1 may be considered to be soliciting material and is included herein pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

Item 9.01            Financial Statements and Exhibits

(c)           Exhibit

Exhibit No.	Description

99.1	Press release issued November 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS DGC INC.

Date:	November 20, 2006	By:	/s/ Larry L. Worden
		Name:	Larry L. Worden
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued November 20, 2006